UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           __________________________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) November 22, 2005



                       Startech Environmental Corporation
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Colorado                      0-25312                84-1286576
            --------                      -------                ----------
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
  incorporation or organization)                             identification no.)


                         15 Old Danbury Road, Suite 203
                                Wilton, CT 06897
                                ----------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (203) 762-2499
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 and Item 302. Entry into a Material Definitive Agreement and Unregistered Sales of Equity Securities.

      On November 22, 2005, Startech Environmental Corporation (the "Company"), entered into the SICAV ONE Stock Purchase Agreement and SICAV TWO Stock Purchase Agreement (collectively, the "Purchase Agreements") with Mercatus & Partners, Limited ("Mercatus"). Pursuant to the Purchase Agreements, the Company will sell to Mercatus an aggregate of 2,816,900 shares of common stock (the "Shares"), no par value per share ("Common Stock"), for an aggregate purchase price of $5,000,000. Mercatus will have up to thirty days from the date of the delivery of the Shares to Brown Brothers Herriman, the custodial bank, to tender the purchase price to the Company.

      In connection with the Purchase Agreements, the Company will pay to e3 Energy Company a one-time finder's fee consisting of the following: (a) five year warrants to purchase shares of Common Stock for cash in an amount equal to 5% of the number of Shares issued to Mercatus pursuant to the Purchase Agreements at an exercise price per share of $3.00, which warrants shall not be exercisable for a period of one year following the date of issuance, (b) a cash fee equal to 5% of the gross proceeds raised pursuant to the Purchase Agreements, and (c) restricted shares of Common Stock in an amount equal to 5% of the number of Shares issued to Mercatus pursuant to the Purchase Agreements.

      These issuances are exempt from registration by virtue of Regulation S of the Securities Act of 1933, as amended, because Mercatus is not a U.S. Person (as defined under Regulation S), not purchasing the Shares for the account or benefit of a U.S. Person, the purchase was made in an "offshore transaction" and there were no "directed selling efforts" in the United States.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits

      10.1 SICAV ONE Stock Purchase Agreement dated as of November 22, 2005 between the Company and Mercatus

      10.2 SICAV TWO Stock Purchase Agreement dated as of November 22, 2005 between the Company and Mercatus

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 29, 2005



                                    STARTECH ENVIRONMENTAL CORPORATION



                                    By: /s/ Peter J. Scanlon
                                       ---------------------------------
                                       Name:  Peter J. Scanlon
                                       Title: Chief Financial Officer